Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2020
August 13, 2020
Harbor Emerging Markets Equity Fund
The Board of Trustees of Harbor Funds appointed Marathon Asset Management LLP (“Marathon-London”) to serve as the subadviser to Harbor Emerging Markets Equity Fund (the “Fund”) effective September 23, 2020 (the “Effective Date”). Marathon-London replaces Oaktree Capital Management, L.P. (“Oaktree”) as subadviser to the Fund. There is no change in the Fund’s investment objective. Marathon-London will, starting on the Effective Date, reposition the Fund’s portfolio in accordance with its investment strategy for the Fund.
Oaktree will continue to serve as subadviser to the Fund until the Effective Date. Harbor Capital Advisors, Inc. (“Harbor Capital”), the investment adviser to the Fund, has instructed Oaktree to refrain from purchasing any new securities or adding to existing positions for the Fund’s portfolio. Oaktree is permitted to conduct sales of the Fund’s portfolio holdings in accordance with the Fund’s investment strategy. Oaktree is expected to invest the proceeds of any such sales in exchange-traded index funds (“ETFs”) that provide broad exposure to the emerging market equity asset class, except to the extent that such proceeds may be used to meet shareholder redemption requests. The Fund will indirectly bear the management and other fees and expenses of any ETF in which it invests, in addition to its own expenses.
In connection with the appointment of Marathon-London as the Fund’s subadviser the rate of advisory fees payable by the Fund to Harbor Capital will be reduced as of the Effective Date from 0.95% to 0.85% annually as a percentage of the Fund’s average net assets. In addition, as of the Effective Date, Harbor Capital has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.88%, 0.96%, 1.21%, and 1.33% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2022.  This expense limitation agreement replaces the prior management fee waiver agreement and the prior expense limitation agreement as of the Effective Date.
As of the Effective Date, the Fund’s principal investment strategy and risks under Marathon-London and information about Marathon-London and the portfolio managers at Marathon-London responsible for managing the assets of the Fund are as set forth below.
As of the Effective Date, references to Marathon-London hereby replace all references to Oaktree in the Prospectus.

Fees and Expenses of the Fund
As of the Effective Date, the following replaces the information in the “Fees and Expenses of the Fund” section on page 5 of the Prospectus:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1],[2]	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.27%	0.35%	0.35%	0.47%
Total Annual Fund Operating Expenses	1.12%	1.20%	1.45%	1.57%
Expense Reimbursement[2]	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.88%	0.96%	1.21%	1.33%
1  Restated to reflect current fees.
2  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.88%, 0.96%, 1.21%, and 1.33% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2022. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2020 — Continued

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$ 90	$319	$581	$1,329
Institutional	$ 98	$344	$623	$1,421
Administrative	$123	$422	$756	$1,703
Investor	$135	$459	$820	$1,835
Principal Investment Strategy
As of the Effective Date, the following replaces the information in the “Principal Investment Strategy” section on page 5 of the Prospectus:
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies.
Emerging market companies are considered to be those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. Emerging market countries primarily include those countries that comprise the MSCI Emerging Markets (ND) Index but may include other countries with similar characteristics. As of June 30, 2020, the MSCI Emerging Markets (ND) Index includes the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Emerging market countries may also include frontier market countries, which are emerging market countries that are early in their development. Frontier market countries primarily include those countries that comprise the MSCI Frontier Markets Index but may include other countries with similar characteristics. As of June 30, 2020, the MSCI Frontier Markets Index includes the following 28 frontier market countries: Bahrain, Bangladesh, Burkina Faso, Benin, Croatia, Estonia, Guinea-Bissau, Ivory Coast, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Mali, Morocco, Niger, Nigeria, Oman, Romania, Serbia, Senegal, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■	High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■	Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■	Deploy capital effectively and efficiently
■	Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■	Operate in a monopolistic, oligopolistic or consolidating industry
■	Show improving or high and sustainable returns on invested capital
■	Generate attractive or improving free cash-flow

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2020 — Continued

Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, including with respect to country, regional and sector exposures, with average holding periods of six years or more for individual company investments. The Subadviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.
The Subadviser may sell or trim a holding when it has reached its estimated target price, as determined by the Subadviser, or the Subadviser believes that there is a material shift in the capital cycle, deterioration in anticipated return on investment capital or in management’s attitude toward shareholders, or if further information or analysis results in a re-evaluation of the investment opportunity presented.
Principal Risks
As of the Effective Date, the following is added to the information in the “Principal Risks” section on page 6 of the Prospectus:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Frontier Market Risk: The securities markets of small nations that are at an earlier stage of economic and political development relative to more mature emerging markets typically have limited investability and liquidity.
Performance
As of the Effective Date, the following is added as the first paragraph of the “Performance” section on page 6 of the Prospectus:
Effective September 23, 2020, Marathon-London became the Fund’s subadviser. Performance prior to that date is not attributable to Marathon-London.
Portfolio Management
As of the Effective Date, the following replaces the corresponding information in the “Portfolio Management” section on page 7 of the Prospectus:
Portfolio Managers
Marathon-London employs two portfolio managers who have each been allocated an equal portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks independently across the entire emerging markets equity opportunity set.
Michael Godfrey, CFA
Marathon Asset Management LLP
Mr. Godfrey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2020.
David Cull, CFA
Marathon Asset Management LLP
Mr. Cull is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2020.
Portfolio Holdings Disclosure Policy
As of the Effective Date, the Portfolio Holdings Disclosure Policy on page 38 is hereby revised as follows with respect to the Fund:
For Harbor Emerging Markets Equity Fund, the full list of portfolio holdings is published quarterly with a 30-day lag, on harborfunds.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 15-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period.

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2020 — Continued

As of the Effective Date, the following replaces the information in the “The Subadvisers and Portfolio Managers” section on page 41 of the Prospectus:
The Subadviser and Portfolio Managers
Harbor Emerging Markets Equity Fund
Marathon Asset Management LLP (“Marathon-London”), located at Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, serves as Subadviser to Harbor Emerging Markets Equity Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Marathon-London employs two portfolio managers who have each been allocated an equal portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks independently across the entire emerging markets equity opportunity set.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Michael Godfrey, CFA	2020	Mr. Godfrey joined Marathon-London in 2012 and covers the Asia Pacific ex-Japan and Emerging Markets for the Global, International, and Pacific Basin strategies. Prior to joining Marathon-London Mr. Godfrey was Co-Manager of M&G Investments. Prior to joining M&G Investments, he worked for Shell Pensions Management Services as an Assistant Portfolio Manager and then Portfolio Manager. Prior to this, he worked for Westpac Investment Management as a Portfolio Manager. Mr. Godfrey began his investment career in 1998.
David Cull, CFA	2020	Mr. Cull joined Marathon-London in 2012 and is a Portfolio Manager covering Asia Pacific ex Japan and Emerging Markets. Prior to joining Marathon-London, he worked at M&G Investments where he was a Global Equity Analyst. Mr. Cull began his investment career in 2006.

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2020 — Continued

Marathon-London Emerging Markets Composite Performance Information
The following table presents the past performance of the Marathon-London Emerging Markets Composite (the “Marathon EM Composite”). Marathon-London is Subadviser to Harbor Emerging Markets Equity Fund. The Marathon EM Composite is comprised of all fee-paying accounts under discretionary management by Marathon-London that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Marathon-London has prepared and presented the historical performance shown for the Marathon EM Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Marathon EM Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Marathon EM Composite net of expenses, the Adviser applied the net Fund operating expenses payable by the Retirement, Institutional, Administrative, and Investor Classes of shares of the Fund for the fiscal year ended October 31, 2019, as amended and restated, and disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table, in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Marathon-London in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Marathon EM Composite is not that of Harbor Emerging Markets Equity Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Marathon EM Composite. While the accounts comprising the Marathon EM Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Marathon EM Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Marathon EM Composite, they may have had an adverse effect on the performance results of the Marathon EM Composite. However, Marathon-London does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

marathon EM composite*
	Average Annual Total Returns for the Periods Ended June 30, 2020:
	1 Year	3 Years	5 Years	Since Inception
Marathon EM Composite net of Retirement Class expenses	-13.72%	-0.11%	3.53%	1.62%
Marathon EM Composite net of Institutional Class expenses	-13.79	-0.19	3.45	1.54
Marathon EM Composite net of Administrative Class expenses	-14.00	-0.44	3.19	1.29
Marathon EM Composite net of Investor Class expenses	-14.11	-0.56	3.07	1.17
Marathon EM Composite (gross)	-12.96	0.77	4.45	2.52
MSCI Emerging Markets (ND) Index**	-3.38	1.90	2.86	1.66

	Calendar Year Total Returns for the Periods Ended December 31:
	2013***	2014	2015	2016	2017	2018	2019
Marathon EM Composite net of Retirement Class expenses	7.91%	-9.01%	-17.74%	17.13%	37.60%	-14.14%	25.18%
Marathon EM Composite net of Institutional Class expenses	7.83	-9.08	-17.81	17.04	37.48	-14.20	25.08
Marathon EM Composite net of Administrative Class expenses	7.61	-9.31	-18.01	16.75	37.14	-14.42	24.77
Marathon EM Composite net of Investor Class expenses	7.50	-9.42	-18.11	16.16	36.98	-14.52	24.62
Marathon EM Composite (gross)	8.70	-8.21	-17.02	18.17	38.81	-13.38	26.29
MSCI Emerging Markets (ND) Index**	-2.70	-2.19	-14.92	11.19	37.28	-14.58	18.44

*	This is not the performance of Harbor Emerging Markets Equity Fund. As of June 30, 2020, the Marathon EM Composite was composed of 19 accounts, totaling approximately $1.9 billion. The inception date of the Marathon EM Composite was February 28, 2013.
**	The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
***	For the period from February 28, 2013 through December 31, 2013.
Investors Should Retain This Supplement For Future Reference
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